As filed with the Securities and Exchange Commission on June 28, 2024.

Registration No. 333-280410

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 2

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

INTERACTIVE STRENGTH INC.

(Exact name of registrant as specified in its charter)

Delaware	3600	82-1432916
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1005 Congress Avenue

Suite 925

Austin, Texas 78701

(512) 885-0035

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Trent A. Ward

Chief Executive Officer

Interactive Strength Inc.

1005 Congress Avenue

Suite 925

Austin, Texas 78701

(512) 885-0035

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Joseph M. Lucosky, Esq. Steven A. Lipstein, Esq. Lucosky Brookman LLP 101 Wood Avenue South, 5th Floor Woodbridge, NJ 08830 (732) 395-4400	Jeffrey J. Fessler, Esq. Richard A. Friedman, Esq. Sheppard, Mullin, Richter & Hampton LLP 30 Rockefeller Plaza New York, NY 10112-0015 Tel.: (212) 653-8700

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Interactive Strength Inc. is filing this Amendment No. 2 to its Registration Statement on Form S-1 (File No. 333-2801410) (the “Registration Statement”) as an exhibits-only filing. Accordingly, this Amendment No. 2 consists only of the facing page, this Explanatory Note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement, and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits.

The following exhibits are filed with this Registration Statement

Exhibit Number	Description

1.1*	Engagement Agreement, dated May 8, 2024, as amended June 24, 2024, by and between Interactive Strength Inc. and H.C. Wainwright & Co., LLC.

2.1†

Asset Purchase Agreement, dated October 6, 2023, by and among CLMBR, INC, CLMBR1, LLC and Interactive Strength Inc. (incorporated by reference from Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed October 11, 2023).

3.1	Amended and Restated Certificate of Incorporation of Interactive Strength Inc. (incorporated by reference from Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed May 2, 2023).

3.2

Certificate of Amendment to the Certificate of Incorporation of Interactive Strength Inc. (incorporated by reference from Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed June 18, 2024).

3.3	Amended and Restated Bylaws of Interactive Strength Inc. (incorporated by reference from Exhibit 3.2 to the registrant’s Current Report on Form 8-K filed May 2, 2023).

3.4	Certificate of Designation of Series A Preferred Stock (incorporated by reference from Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed January 8, 2024).

3.5	Certificate of Designation of Series B Convertible Preferred Stock (incorporated by reference from Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed February 7, 2024).

3.6

Certificate of Amendment to Certificate of Designation of Series A Convertible Preferred Stock(incorporated by reference from Exhibit 3.3 to the registrant’s Quarterly Report on Form filed May 20, 2024).

4.1

Form of Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.1 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

4.2†

Amended and Restated Investors’ Rights Agreement, dated March 10, 2022, by and among the Registrant and the investor signatories thereto, as amended by the Amendment Agreement dated December 19, 2022 (incorporated by reference from Exhibit 4.2 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

4.3

Form of Underwriter Warrant (incorporated by reference from Exhibit 4.3 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

4.4	Common Stock Purchase Warrant (incorporated by reference from Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed December 13, 2023).

4.5	Convertible Note (incorporated by reference from Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed December 13, 2023).

4.6	Form of Warrant to Purchase Common Stock (incorporated by reference from Exhibit 4.6 to the registrant’s Registration Statement on Form S-1 (File No. 333-276217).

4.7	Form of Warrant to Purchase Common Stock (incorporated by reference from Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed February 7, 2024).

4.8	Form of Warrant to Purchase Common Stock (incorporated by reference from Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed February 7, 2024).

4.9	Form of Warrant to Purchase Common Stock (incorporated by reference from Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed February 26, 2024).

4.10	Form of Series A-1 Warrant offered hereby (incorporated by reference from Exhibit 4.10 to the registrant’s Registration Statement filed June 27, 2024).

4.11	Form of Series A-2 Warrant offered hereby (incorporated by reference from Exhibit 4.11 to the registrant’s Registration Statement filed June 27, 2024).

4.12	Form of Pre-Funded Warrant offered hereby (incorporated by reference from Exhibit 4.12 to the registrant’s Registration Statement filed June 27, 2024).

4.13	Form of Placement Agent Warrant offered hereby (incorporated by reference from Exhibit 4.13 to the registrant’s Registration Statement filed June 27, 2024).

4.14	Form of Warrant (incorporated by reference from Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed May 22, 2024).

4.15	Form of Placement Agent Warrant (incorporated by reference from Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed May 22, 2024).

5.1	Opinion of Lucosky Brookman LLP (incorporated by reference from Exhibit 5.1 to the registrant’s Registration Statement filed June 27, 2024).

10.1#

Form of Indemnification Agreement entered into with each of the Registrant’s officers and directors (incorporated by reference from Exhibit 10.1 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.2#

2020 Equity Incentive Plan and Forms of Stock Option Agreement, Notice of Exercise, and Stock Option Grant Notice thereunder (incorporated by reference from Exhibit 10.2 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.3#

2023 Stock Incentive Plan and Forms of Notice of Stock Option Grant, Stock Option Agreement, Notice of Restricted Stock Unit Award, Restricted Stock Unit Agreement, Notice of Restricted Stock Award, and Restricted Stock Agreement thereunder (incorporated by reference from Exhibit 10.3 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.4#

2023 Employee Stock Purchase Plan (incorporated by reference from Exhibit 10.4 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.5#	Executive Severance Plan (incorporated by reference from Exhibit 10.5 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.6#

Executive Annual Incentive Plan (incorporated by reference from Exhibit 10.6 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.7#

Non-Employee Director Compensation Policy (incorporated by reference from Exhibit 10.7 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.8#

Offer Letter from the registrant to Trent A. Ward, dated October 27, 2022 (incorporated by reference from Exhibit 10.8 to the registrant’s registration statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023).

10.9†#

Offer Letter from the registrant to Michael J. Madigan, dated September 27, 2022 (incorporated by reference from Exhibit 10.9 to the registrant’s Registration Statement on Form S-1 (File No. 333-276217).

10.10†

Note Purchase Agreement and Form of Note, dated June 6, 2023 by and among Interactive Strength Inc, THLWY LLC, a Wyoming limited liability company) and the additional lender parties listed therein (incorporated by reference from Exhibit 10.10 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on June 9, 2023).

10.11†

Securities Purchase Agreement, dated December 7, 2023, by and between Interactive Strength Inc. and 3i, LP (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 13, 2023).

10.12

Registration Rights Agreement, dated December 7, 2023, by and between Interactive Strength Inc. and 3i, LP (incorporated by reference from Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed December 13, 2023).

10.13†	Form of Equity Line Purchase Agreement (incorporated by reference from Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed December 13, 2023).

10.14†	Form of Equity Line Registration Rights Agreement (incorporated by reference from Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed December 13, 2023).

10.15

Amended and Restated Asset Purchase Agreement, dated January 22, 2024, by and among CLMBR, INC, CLMBR1, LLC and Interactive Strength Inc. (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed January 23, 2024).

10.16

Note Purchase Agreement, dated February 1, 2024, by and among Interactive Strength Inc. and CLMBR Holdings LLC as Borrower and Treadway Holdings LLC as Purchaser (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed February 7, 2024).

10.17

Securities Purchase Agreement, dated February 1, 2024, by and between Interactive Strength Inc. and Treadway Holdings LLC (incorporated by reference from Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed February 7, 2024).

10.18

Credit Agreement, dated February 1, 2024, by and between Interactive Strength Inc. and Vertical Investors, LLC (incorporated by reference from Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed February 7, 2024).

10.19†

Exclusive Distribution Agreement, dated February 20, 2024, by and between Woodway USA, Inc. and Interactive Strength Inc. (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed February 26, 2024).

10.20†

Loan Modification Agreement, by and between Interactive Strength Inc. and Vertical Investors, LLC, dated April 24, 2024 (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed April 26, 2024).

10.21

Loan Restoration Agreement, by and between Interactive Strength Inc. and Vertical Investors, LLC, dated April 24, 2024 (incorporated by reference from Exhibit 10.2to the registrant’s Current Report on Form 8-K filed April 26, 2024).

10.22	Form of Securities Purchase Agreement (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed May 22, 2024.

10.23	Form of Securities Purchase Agreement (incorporated by reference from Exhibit 10.2 to the registrant’s Registration Statement filed June 27, 2024).

21.1

Subsidiaries of the Registrant (incorporated by reference from Exhibit 21.1 to the registrant’s Registration Statement on Form S-1 (File No. 333-269246), as declared effective by the SEC on April 27, 2023.

23.1	Consent of Independent Registered Public Accounting Firm (incorporated by reference from Exhibit 23.1 to the registrant’s Registration Statement filed June 27, 2024).

23.2	Consent of Independent Registered Public Accounting Firm (incorporated by reference from Exhibit 23.2 to the registrant’s Registration Statement filed June 27, 2024).

23.3	Consent of Lucosky Brookman LLP (included in Exhibit 5.1) (incorporated by reference from Exhibit 5.1 to the registrant’s Registration Statement filed June 27, 2024).

24.1	Power of Attorney (included on signature page) (incorporated by reference to the registrant’s Registration Statement filed June 21, 2024).

107	Filing fee table (incorporated by reference from Exhibit 107to the registrant’s Registration Statement filed June 27, 2024).

* Filed herewith.

# Indicates management contract or compensatory plan or arrangement.

† The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, Texas, on this 28th day of June, 2024.

INTERACTIVE STRENGTH INC.

/s/ Trent A. Ward
Trent A. Ward
Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Trent A. Ward Trent A. Ward	Chief Executive Officer and Chair (Principal Executive Officer)	June 28, 2024

/s/ Michael J. Madigan Michael J. Madigan	Chief Financial Officer (Principal Financial and Accounting Officer)	June 28, 2024

* Kirsten Bartok Touw	Director	June 28, 2024

* Aaron N. D. Weaver	Director	June 28, 2024

*	Director	June 28, 2024
David P. Leis

* Deepak M. Mulchandani	Director	June 28, 2024

*By:	/s/ Trent A. Ward
Trent A. Ward
Attorney-In-Fact